UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2021

Arbor Rapha Capital Bioholdings Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40967	86-2427174
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Early Ovington Blvd. Suite 900 Uniondale, NY	11553
(Address of principal executive offices)	(Zip Code)

(516) 506-4200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	ARCKU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ARCK	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ARCKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 2, 2021, Arbor Rapha Capital Bioholdings Corp. I (the “Company”) completed its initial public offering (the “IPO”) of 17,250,000 units (the “Units”), including the issuance of 2,250,000 Units as a result of the underwriter’s exercise of its option to purchase additional Units in full. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 4,133,333 warrants (the “Private Placement Warrants”) to the Company’s sponsor, Arbor Rapha Capital LLC, at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $6,200,000.

The Company also executed a promissory note with the Sponsor (the “Sponsor Loan Note”), generating gross proceeds to the Company of $4,312,500. The Sponsor Loan Note shall be repaid or converted into warrants (the “Sponsor Loan Warrants”) at a purchase price of $1.50 per warrant, at the Sponsor’s direction. The Sponsor Loan Warrants will be identical to the Private Placement Warrants.

A total of $176,812,500, comprised of net proceeds from the IPO, a portion of the proceeds from the sale of the Private Placement Warrants and proceeds from the execution of the Sponsor Loan Note, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of November 2, 2021 reflecting receipt of the proceeds upon consummation of the IPO, the sale of the Private Placement Warrants and the execution of the Sponsor Loan Note has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet, as of November 2, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbor Rapha Capital Bioholdings Corp. I

Date: November 8, 2021	By:	/s/ Ivan Kaufman
	Name:	Ivan Kaufman
	Title:	Chief Executive Officer